SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2004

STANDARD COMMERCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-9875	13-1337610
(Commission File Number)	(IRS Employer ID Number)

2201 Miller Road, Wilson, North Carolina 27893

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (252) 291-5507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On November 7, 2004, Standard Commercial Corporation (“Standard Commercial”) and DIMON Incorporated, a Virginia corporation (“DIMON”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”). A copy of the Merger Agreement is attached hereto as Exhibit 2.1. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99.1. The description of the Merger Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 2.1.

Under the terms of the Merger Agreement, Standard Commercial common shareholders will be entitled to receive 3.0 shares of DIMON common stock in exchange for each share of Standard Commercial common stock. The transaction is intended to be treated as a “reorganization” for U.S. federal income tax purposes.

The Merger Agreement provides that, if the merger is consummated, Brian J. Harker, Chairman and CEO of DIMON, will serve as Chairman and CEO of the merged company, and Robert E. (Pete) Harrison, Chairman, President and CEO of Standard Commercial, will serve as President and Chief Operating Officer of the merged company. It is anticipated that Mr. Harrison will succeed Mr. Harker as CEO after two years.

The closing of the merger is subject to financing considerations and certain closing conditions, including approval by the shareholders of each of Standard Commercial and DIMON, approval of U.S. and foreign antitrust authorities, effectiveness of a proxy statement/prospectus relating to shareholder approval, and other customary conditions.

Prior to entering into the Merger Agreement, Standard Commercial entered into Change in Control Agreements with certain of its executive officers. The form of agreement is attached as Exhibit 10.8.

Certain officers, directors and significant shareholders of Standard Commercial have signed shareholder agreements pursuant to which they agree to vote shares beneficially owned by them in favor of the merger. The form of agreement is attached as Exhibit 10.10.

Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. Such statements include, but are not limited to, statements about the benefits of the merger between Standard Commercial and DIMON, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of Standard Commercial’s and DIMON’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results may differ materially from current expectations and projections. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changes in the timing of cost savings initiatives; our ability to successfully integrate Standard Commercial’s and DIMON’s operations; changes in the markets for the financing necessary to complete the merger; changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability in sourcing locations, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, and the impact of regulation and litigation on the Standard Commercial’s and DIMON’s customers.

Standard Commercial and DIMON do not undertake any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Additional factors that could cause Standard Commercial’s and DIMON’s results to differ materially from those described in the forward-looking statements can be found in Standard Commercial’s and DIMON’s Annual Reports on Form 10-K for each company’s fiscal year ended March 31, 2004, and other filings with the Securities and Exchange Commission (the “SEC”) which are available at the SEC’s Internet site (http://www.sec.gov).

Where to Find Additional Information

Standard Commercial and DIMON will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the U.S. Securities and Exchange Commission. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Standard Commercial and DIMON without charge at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Standard Commercial, 2201 Miller Road, Wilson, North Carolina 27893, Attention: Investor Relations, (252) 291-5507.

Participants in the Merger Solicitation

The respective directors and executive officers of Standard Commercial and DIMON and other persons may be deemed to be “participants” in the solicitation of proxies in respect of the proposed merger. Information regarding Standard Commercial’s directors and executive officers is available in its proxy statement filed with the SEC on June 23, 2004, and information regarding DIMON’s directors and executive officers is available in its proxy statement filed with the SEC on July 13, 2004. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of November 7, 2004, by and between DIMON Incorporated and Standard Commercial Corporation.

10.8	Form of Change in Control Agreement, dated November 7, 2004, to be entered into between Standard Commercial Corporation and each of Simon J. Green, Ery W. Kehaya, II, Robin H. Kilner, Michael K. McDaniel, Timothy S. Price, Alfred F. Rehm, Jr., John H. Saunders and J. Peter Sikkel.

10.9	Form of Addendum and Amendment to Employment Agreement, dated November 7, 2004, to be entered into between Standard Commercial Corporation and each of Robert A. Sheets and Henry C. Babb.

10.10	Form of Agreement to Vote Shares of Standard Commercial Corporation, dated November 7, 2004, to be entered into with Robert E. Harrison, William A. Zeigler, William S. Sheridan, B. Clyde Preslar, Mark W. Kehaya, Robert A. Sheets, Alfred F. Rehm, Jr., Henry C. Babb, Ery W. Kehaya, II and Helga L. Kehaya.

99.1	Joint press release of Standard Commercial Corporation and DIMON Incorporated dated November 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD COMMERCIAL CORPORATION

Date: November 8, 2004	/s/ Robert A. Sheets
Robert A. Sheets,
Executive Vice President Finance and Chief Financial Officer